UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2007

ACTIVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3100 Ocean Park Boulevard
Santa Monica, CA		90405
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On December 2, 2007, Activision, Inc. (“Activision” or the “Company”) and Vivendi S.A. (“Vivendi”) issued a joint press release announcing that they have entered into a Business Combination Agreement, dated as of December 1, 2007 (the “Business Combination Agreement”), pursuant to which the Company and Vivendi will combine the respective businesses of Activision and Vivendi Games, Inc., a subsidiary of Vivendi.

A copy of the joint press release of the Company and Vivendi announcing the entry into the Business Combination Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Important Additional Information Will be Filed with the SEC

This communication is being made in respect of the proposed business combination involving Activision, Vivendi and Games. In connection with the proposed transaction, Activision plans to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Proxy Statement as well as other documents regarding the proposed transactions. The definitive Proxy Statement will be mailed to stockholders of Activision. INVESTORS AND SECURITY HOLDERS OF ACTIVISION ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement (when available) and other documents filed with the SEC by Activision through the website maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement and the Proxy Statement (when available) and other documents filed with the SEC can also be obtained by directing a request to Activision’s Investor Relations.

Activision and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Activision’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended March 31, 2007, which was filed with the SEC on June 14, 2007, and its proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on July 30, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

99.1	Joint Press Release, dated December 2, 2007, issued by the Company and Vivendi relating to the entry into the Business Combination Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACTIVISION, INC.

Date: December 3, 2007	By:	/s/ THOMAS TIPPL
		Name:	Thomas Tippl
		Title:	Chief Financial Officer of Activision Publishing, Inc.
(Principal Financial and Accounting Officer of Activision, Inc)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated December 2, 2007, issued by the Company and Vivendi relating to the entry into the Business Combination Agreement.